Exhibit 99.2

Earnings conference call Elizabeth “Busy” Burr Interim Chief Executive Officer Matt Schroeder Chief Financial Officer First Quarter Fiscal 2024 June 29, 2023

Cautionary Statement Regarding Forward Looking Statements Deepen Grow by Driven Initiatives in Core Areas Create Leverage Assets to Develop New Offering 2 Statements in this presentation that are not historical, are forward - looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 . Such statements include, but are not limited to, statements regarding Rite Aid Corporation’s (the “Company”) outlook and guidance for fiscal 2024 ; the timing and success of the pilot program to reduce abandoned scripts ; the success of the script file program ; our plans to continue to invest in upgraded technology capabilities ; our plans to collaborate with our supplier partners ; the transition of our vendors for perishable consumable items ; the continued impact of the global coronavirus (COVID - 19 ) pandemic on the Company’s business ; and any assumptions underlying any of the foregoing . Words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "predict," "project," "should," and "will" and variations of such words and similar expressions are intended to identify such forward - looking statements . These forward - looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to : risks related to the prolonged impact of the COVID - 19 global pandemic and the emerging new variants, including the government responses thereto ; the impact of COVID - 19 on our workforce, operations, stores, expenses, and supply chain, and the operations or behaviors of our customers, suppliers and business partners ; our ability to successfully implement our turnaround program and other strategies ; the impact of our high level of indebtedness, the ability to refinance such indebtedness on acceptable terms (including the impact of rising interest rates, market volatility, and continuing actions by the United States Federal Reserve) and our ability to satisfy our obligations and the other covenants contained in our debt agreements ; outcome of pending or new litigation and government investigations, including without limitation, those related to opioids, “usual and customary” pricing, government payer programs or other matters ; our ability to monetize (and on reasonably available terms) the CMS receivable created in our Part D business ; general competitive, economic, industry, market, political (including healthcare reform) and regulatory conditions (including changes to laws or regulations relating to labor or wages), including continued impacts of inflation or other pricing environment factors on our costs, liquidity and our ability to pass on price increases to our customers, including as a result of inflationary and deflationary pressures, a decline in consumer financial position, whether due to inflation or other factors, as well as other factors specific to the markets in which we operate ; the impact of private and public third - party payers continued reduction in prescription drug reimbursements, new or disruptive business models or practices, and efforts to encourage mail order ; our ability to manage expenses and our investments in working capital ; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs ; our ability to achieve cost savings and other benefits of our restructuring efforts within our anticipated timeframe, if at all ; the outcome of our continuing efforts to monitor and comply with applicable laws, orders, regulations, policies and procedures ; our ability to partner and have relationships with health plans and health systems ; and any requirement to incur additional impairment charges . These and other risks, assumptions and uncertainties are more fully described in Item 1 A (Risk Factors) of our most recent Annual Report on Form 10 - K and in other documents that we file or furnish with the Securities and Exchange Commission (the “SEC”), which you are encouraged to read . To the extent that COVID - 19 adversely affects our business and financial results, it may also have the effect of heightening many of such risk factors . Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward - looking statements . Accordingly, you are cautioned not to rely on these forward - looking statements, which speak only as of the date they are made . The degree to which COVID - 19 may adversely affect Rite Aid’s results and operations, including its ability to achieve its outlook for fiscal 2024 guidance, will depend on numerous evolving factors and future developments, which are highly uncertain . As a result, the impact on Rite Aid’s financial and operating results cannot be reasonably estimated with specificity at this time, but the impact could be material . Rite Aid expressly disclaims any current intention, and assumes no duty, to update publicly any forward - looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise .

Deepen Grow by Driven Initiatives in Core Areas Create Leverage Assets to Develop New Offering Non - GAAP Financial Measures The following presentation includes the non - GAAP financial measures Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share, Adjusted EBITDA, Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A, which are non - GAAP financial measures . See the attached tables for a reconciliation of Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share and Adjusted EBITDA to net income (loss), and net income (loss) per diluted share, which are the most directly comparable GAAP financial measures . Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share exclude amortization expense, merger and acquisition - related costs, non - recurring litigation and other contractual settlements, gains or losses on debt modifications and retirements, LIFO adjustments, goodwill and intangible asset impairment charges, restructuring - related costs, the gains or losses on Bartell acquisition, and change in estimate related to manufacturer rebate receivables . The Company believes Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share serve as appropriate measures to be used in evaluating the performance of its business and help its investors better compare its operating performance over multiple periods . Adjusted EBITDA is defined as net income (loss) excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility exit and impairment, goodwill and intangible asset impairment charges, inventory write - downs related to store closings, gains or losses on debt modifications and retirements, change in estimate related to manufacturer rebate receivables, and other items (including stock - based compensation expense, merger and acquisition - related costs, non - recurring litigation and other contractual settlements, severance, restructuring - related costs, costs related to facility closures, gain or loss on sale of assets, and the gain or loss on Bartell acquisition) . The add back of LIFO (credit) charge when calculating Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted Net Income (Loss) per Diluted Share removes the entire impact of LIFO (credits) charges, and effectively reflects the Company's results as if the company was on a FIFO inventory basis . The Company believes Adjusted EBITDA serves as an appropriate measure in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors . Adjusted EBITDA Gross Profit includes LIFO adjustments, depreciation and amortization (COGS portion only) and other items . See the attached tables for a reconciliation of Adjusted EBITDA Gross Profit to Revenue, which is the most directly comparable GAAP financial measure . Adjusted EBITDA SG&A excludes depreciation and amortization (SG&A portion only), stock - based compensation expense, merger and acquisition - related costs, non - recurring litigation and other contractual settlements, and other items . See the attached tables for a reconciliation of Adjusted EBITDA SG&A to Revenue, which is the most directly comparable GAAP financial measure . The Company believes Adjusted EBITDA Gross Profit and Adjusted EBITDA SG&A serve as appropriate measures in evaluating the performance of its business and helps its investors better compare its operating performance with its competitors . The Company presents these non - GAAP financial measures in order to provide transparency to its investors because they are measures that management uses to assess both management performance and the financial performance of its operations and to allocate resources . In addition, management believes that these measures may assist investors with understanding and evaluating the Company’s initiatives to drive improved financial performance and enables investors to supplementally compare its operating performance with the operating performance of its competitors including with those of its competitors having different capital structures . While the Company has excluded certain of these items from historical non - GAAP financial measures, there is no guarantee that the items excluded from non - GAAP financial measures will not continue into future periods . For instance, the Company expects to continue to experience charges for facility exit and impairment charges and inventory write - downs related to store closures as the Company continues to complete a multi - year strategic initiative designed to improve overall performance . The Company also expects to continue to experience and report restructuring - related charges associated with continued execution of its strategic initiatives . Adjusted EBITDA, Adjusted Net Income (Loss), Adjusted Net Income (Loss) per Diluted Share or other non - GAAP measures should not be considered in isolation from, and are not intended to represent an alternative measure of, operating results or of cash flows from operating activities, as determined in accordance with GAAP . The Company’s definition of these non - GAAP measures may not be comparable to similarly titled measurements reported by other companies, including companies in its industry . 3

Q1FY24 FINANCIAL REVIEW

5 * Adjusted EBITDA reconciliation in the Appendix Consolidated : • $5.7B Total revenues • $91.7M Adjusted EBITDA* • $306.7M Net loss • Prescription sales accounted for 73.9% of total drugstore sales • $1.15B in liquidity at end of fiscal quarter • Generated proceeds of $8.2M from the sale of prescription files from closed stores and the sale of certain assets • Performance acceleration model put in place the end of last year continues to benefit opportunities for growth Retail Pharmacy: • $4.5B in retail revenues up 3.4% from prior year quarter • $70M Adjusted EBITDA* • Same store sales increased 8.4% • Same store FE sales decreased 4.4% • Same store FE sales (excluding tobacco) decreased 3.8% • Total same store scripts increased 7.4% (excluding benefit from COVID - 19 vaccines and tests) • Same store pharmacy sales increased 13.3% • Same store maintenance scripts increased 7.6% • Same store acute scripts increased 6.8% (excluding benefit from COVID - 19 vaccines and tests) • Same store prescriptions, adjusted to 30 - days, increased 4.7% Elixir: • $21.7M Adjusted EBITDA* • Elixir increased EBITDA margin by 30 bps quarter over qu arter Key First Quarter FY2024 Highlights

Moving Forward 10 • Completed the transition of vendors for perishable consumable items, which should alleviate the pressures we saw in this category in Q1 • Continue to make o wn brands a key area of focus with launches of new products throughout the year • Collaborating with our supplier partners to bring new innovation to the market and drive improvement in our assortment • Continuing to invest in upgraded technology capabilities by expanding central fill facilities, freeing up pharmacist time so they can engage with customers, drive adherence, and expand clinical services • Reducing abandoned scripts with pilot program and seeing good results. Rollout will complete to all stores by end of July • Script file program exceeded the Q1 plan showing the increasing potential to grow our pharmacy business 6

GUIDANCE

Updated FY2024 Guidance • $22.6B - $23.0B Total revenues • $330M – $360M Adjusted EBITDA • Retail Pharmacy $240M - $260M • Elixir $90M - $100M • ($4.78) – ($4.29) Dil uted adjusted net loss per share • ~$175M Capital expenditures

APPENDIX

Q1 Fiscal 2024 Summary Create Leverage Assets to Develop New Offering ($ in millions, except per share amounts) 13 Weeks Ended June 3, 2023 13 Weeks Ended May 28 , 2022 Revenues $ 5,653.2 $ 6,014.6 Net Loss $ (306.7) $ (110.2) Net Loss per Diluted Share $ (5.56) $ (2.03) Adjusted Net Loss per Diluted Share $ (0.73) $ ( 0 .86) Adjusted EBITDA $ 91.7 1.62% $ 100.1 1.66% 10

Q1 - Fiscal 2024 Reconciliation of Net Loss to Adjusted EBITDA 11 ($ in thousands) 13 Weeks Ended June 3, 2023 13 Weeks Ended May 28, 2022 Net loss $ (306,718) $ (110,191) Adjustments: • Interest expense 65,220 48,119 • Income tax expense 1,493 3,497 • Depreciation and amortization 65,895 70,073 • LIFO charge 7,500 - • Facility exit and impairment charges 20,001 66,571 • Goodwill and intangible asset impairment charges 151,500 - • Stock - based compensation expense 1,081 3,334 • Restructuring - related costs 78,130 22,646 • Inventory write - downs related to store closings 2,057 7,955 • Litigation and other contractual settlements 11,050 18,271 • Gain on sale of assets, net (8,193) (29,196) • Other 2,699 (949) Adjusted EBITDA $ 91,715 $ 100,130 Percent of revenues 1.62% 1.66%

Q1 - Fiscal 2024 Reconciliation of Net Loss to Adjusted Net Loss Create Leverage Assets to Develop New Offering 12 ($ in thousands, except per share amounts) Net loss $ (306,718) $ ( 110 ,191) Add back - Income tax expense 1,493 3,497 Loss before income taxes $ (305,225) $ (106,694) Adjustments: Amortization expense 17,133 20,626 LIFO charge 7,500 - Goodwill and intangible asset impairment charges 151,500 - Restructuring - related costs 78,130 22,646 Litigation and other contractual settlements 11,050 18,271 Adjusted loss before income taxes $ (39,912) $ (45,151) Adjusted income tax expense 195 1,490 Adjusted net loss $ (40,107) $ (46,641) Net loss per diluted share $ (5.56) $ (2.03) Adjusted net loss per diluted share $ ( 0 .73) $ (0.86) 13 Weeks Ended June 3, 2023 13 Weeks Ended May 28, 2022

Q1 - Fiscal 2024 Summary – Retail Pharmacy Segment Create Leverage Assets to Develop New Offering 13 ($ in millions) Revenues $ 4,492.3 $ 4,345.4 Adjusted EBITDA Gross Profit (1) $ 1,098.3 24.45% $ 1,106.7 25.47% Adjusted EBITDA SG&A (1) $ 1,028.2 22.89% $ 1,033.0 23.77% Adjusted EBITDA $ 70.0 1.56% $ 73.7 1.70% (1) Refer to slides 14 and 15 for the reconciliations of these non - GAAP measures to their applicable GAAP measures. 13 Weeks Ended June 3, 2023 13 Weeks Ended May 28, 2022

Reconciliation of Adj. EBITDA Gross Profit – Retail Pharmacy Segment Create Leverage Assets to Develop New Offering 14 ($ in millions) 13 Weeks Ended June 3, 2023 13 Weeks Ended May 28, 2022 Revenues $ 4,492.3 $ 4,345.4 Gross Profit 1,086.9 1,097.4 Addback: LIFO charge 7.5 - Depreciation and amortization (COGS portion only) 2.6 2.9 Other 1.3 6.4 Adjusted EBITDA Gross Profit $ 1,098.3 $ 1,106.7 Adjusted EBITDA Gross Profit as a percent of revenues 24.45% 25.47%

Reconciliation of Adj. EBITDA SG&A – Retail Pharmacy Segment Create Leverage Assets to Develop New Offering 15 ($ in millions) 13 Weeks Ended June 3, 2023 13 Weeks Ended May 28 , 2022 Revenues $ 4,492.3 $ 4,345.4 Selling, general and administrative expenses 1,172.6 1,117.2 Less: Depreciation and amortization (SG&A portion only) 52.8 53 .2 Stock - based compensation expense 0.7 3.1 Restructuring - related costs 76 .5 17.4 Litigation and other contractual settlements 11.1 10.0 Other 3.3 0.5 Adjusted EBITDA SG&A $ 1,028.2 $ 1,033.0 Adjusted EBITDA SG&A as a percent of revenues 22.89% 23.77%

Pharmacy Services Segment Results 16 ($ in millions) Revenues $ 1,196.2 $ 1,725.9 Cost of Revenues 1,104.5 1,626.5 Gross Profit 91 .7 99.4 Selling, General and Administrative Expenses (82.7) (100.7) Addback: Depreciation and Amortization 10.4 14.0 Restructuring - related costs 1.7 5.3 Litigation and other contractual settlements - 8.3 Other 0.6 0.1 Adjusted EBITDA - Pharmacy Services Segment $ 21.7 $ 26.4 13 Weeks Ended June 3, 2023 13 Weeks Ended May 28, 2022

Comparable Store Sales Growth 10 17 FY2023 FY2024 Excluding cigarette and tobacco products Q1 2023 Q2 2023 Q3 2023 6.6% 8.0% 9.5% 11.4% 13.3% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 RX SALES - 0.5% - 0.3% 2.2% 2.3% - 4.4% 0.0% 0.2% 2.7% 2.8% - 3.8% Q4 2023 FRONT END SALES Q1 2024 0.9% 3.1% 4.4% 5.2% 4.7% Q1 2023 Q2 2023 Q3 2023 Q4 2023 Q1 2024 SCRIPT COUNT (1) (1) Script count growth shown on a 30 - day equivalent basis.

Capitalization Table Create Leverage Assets to Develop New Offering 18 ($ in thousands) June 3, 2023 March 4, 2023 Secured Debt: Senior secured revolving credit facility due August 2026 1,585,374$ 1,183,883$ FILO Term Loan due August 2026 398,064 397,910 1,983,438 1,581,793 Second Lien Secured Debt: 7.5% senior secured notes due July 2025 317,745 317,473 8.0% senior secured notes due November 2026 839,429 838,659 1,157,174 1,156,132 Unguaranteed Unsecured Debt: 7.7% notes due February 2027 185,318 185,293 6.875% fixed-rate senior notes due December 2028 2,040 2,040 187,358 187,333 Lease financing obligations 18,211 18,912 Total debt 3,346,181 2,944,170 Current maturities of long-term debt and lease financing obligations (6,060) (6,332) Long-term debt and lease financing obligations, less current maturities 3,340,121$ 2,937,838$ Total debt, gross 3,375,868$ 2,976,569$ Less: Unamortized debt issuance costs (29,687) (32,399) Total Debt per balance sheet: 3,346,181$ 2,944,170$

Expand Growth in New Markets 19 FY 2024 Guidance ($ in thousands) Total Revenues $ 22,600,000 $ 23,000,000 Pharmacy Services Segment Revenues $ 4,550,000 $ 4,650,000 Gross Capital Expenditures $ 175,000 $ 175,000 Reconciliation of net loss to adjusted EBITDA: Net loss $ (678,500) $ (651,500) Adjustments: Interest expense 273,000 273,000 Income tax expense 2,000 5,000 Depreciation and amortization 280,000 280,000 LIFO charge 30,000 30,000 Facility exit and impairment charges 100,000 100,000 Goodwill and intangible asset impairment charges 151,500 151,500 Restructuring - related costs 155,000 155,000 Litigation and other contractual settlements 11,000 11,000 Gain on sale of assets, net (9,000) (9,000) Other 15,000 15,000 Adjusted EBITDA $ 330,000 $ 360,000 Guidance Range Low High

FY 2024 Guidance (cont.) Expand Growth in New Markets 20 FY 2023 Guidance ($ in thousands) Guidance Range Low High Net loss $ (678,500) $ (651,500) Add back - income tax expense 2,000 5,000 Loss before income taxes (676,500) (646,500) Adjustments: Amortization expense 68,000 68,000 LIFO charge 30,000 30,000 Goodwill and intangible asset impairment charges 151,500 151,500 Restructuring - related costs 155,000 155,000 Litigation and other contractual settlements 11,000 11,000 Adjusted loss before adjusted income taxes (261,000) (231,000) Adjusted income tax expense 2,000 5,000 Adjusted net loss $ (263,000) $ (236,000) Diluted adjusted net loss per share $ (4.78) $ (4.29)